McMoRan

MCMORAN EXPLORATION CO.

1st Quarter 2010 Conference Call

James R. Moffett Richard C. Adkerson

Co-Chairmen of the Board

April 19, 2010

DEEPER HORIZONS

MMR LISTED NYSE

www.mcmoran.com

Cautionary Statement

This is an oral presentation which is accompanied by slides. Readers are urged to review our SEC filings.

This presentation contains certain forward-looking statements regarding oil and gas exploration, development and production activities, capital expenditures, reclamation costs and anticipated and potential production and flow rates. Accuracy of forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. McMoRan cautions readers that it assumes no obligation to update the forward-looking statements in this presentation and does not intend to update the forward-looking statements more frequently than quarterly. Important factors that might cause future results to differ from results anticipated by forward-looking statements include adverse conditions, such as high temperature and pressure, that could lead to mechanical failures or increased costs; variations in the market prices of oil and natural gas; drilling results; unanticipated fluctuations in flow rates of producing wells; oil and natural gas reserves expectations; the ability to satisfy future cash obligations and environmental costs; as well as other general exploration and development risks and hazards. These and other factors are more fully described in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009, on file with the Securities and Exchange Commission (SEC).

The SEC requires oil and gas companies, in their filings with the SEC, to disclose proved reserves that a company has demonstrated by actual production or conclusive formation tests to be economically and legally producible under existing economic and operating conditions. Beginning with year-end reserves for 2009, the SEC permits oil and gas companies, in their filings with the SEC, to disclose probable and possible reserves, as such terms are defined by the SEC. We use certain phrases and terms in this presentation, such as "gross unrisked potential" and "reserve potential," which the SEC's guidelines prohibit us from including in filings with the SEC. "Gross unrisked potential" and "reserve potential" do not take into account the certainty of resource recovery, which is contingent on exploration success, technical improvements in drilling access, commerciality and other factors, and are therefore not indicative of expected future resource recovery and should not be relied upon. We urge you to consider closely the disclosure of proved reserves included in McMoRan's Annual Report on Form 10-K for the year ended December 31, 2009.

Deeper Horizons

2009 Annual Report Highlights


DEEPER HORIZONS
McMoRan Exploration Co.
2009 Annual Report and Form 10-K

- **Create Value Through Focused Strategy in Shallow Water GOM and Gulf Coast Area**
- **Exploration Targets are High-Potential Deep Gas/Ultra-Deep Prospects**
- **Uniquely Qualified to Continue GOM Leadership Position and Pursue New Frontier**

1Q10 Summary

- **Davy Jones Ultra-Deep Discovery**
  - Logged 200′ of Net Pay in Wilcox
  - Production Liner Has Been Set
- **Deep Gas Activities During 1Q Included:**
  - Hurricane Deep Sidetrack
  - Blueberry Hill Offset Appraisal Well
- **Two Ultra-Deep Wells in Progress**
  - Davy Jones Offset Appraisal Well
  - Blackbeard East
- **Expanded Leading Ultra-Deep Acreage Position at Recent Lease Sale**

McMoRan Exploration Co.

1Q10 Average Production Rates For Top Fields (MMcfe/d)



West Cameron 96 Gross: 10; Net: 3
LA State Lease 18090 "Long Point" Gross: 27; Net: 7
"Laphroaig" Gross: 11; Net: 3
West Delta 27 Gross: 8; Net: 4
South Pelto 9 Gross: 15; Net: 5
South Marsh Island 212 "Flatrock" Field Gross: 262; Net: 49
Eugene Island 251 Gross: 17; Net: 7
Main Pass 299 Gross: 8; Net: 7
Vermilion 215 Gross: 7; Net: 5
South Timbalier 148 Gross: 9; Net: 4
Eugene Island 182 Gross: 13; Net: 8
South Timbalier 193 Gross: 8; Net: 4
South Marsh Island 141 Gross: 6; Net: 4
South Timbalier 299 Gross: 8; Net: 5
High Island 474 Gross: 5; Net: 3
South Marsh Island 146 Gross: 7; Net: 6
Eugene Island 346 Gross: 13; Net: 5
Eugene Island 318 Gross: 9; Net: 6
100'

1Q10 Sales

Natural Gas (Bcf)	11.2
Oil (mm bbls)	0.7
Plant Products (Bcfe)	1.7

2010 Exploration Activities

Deep Gas Prospects

- Blueberry Hill – LA State Lease 340
- Hurricane Deep Redrill – SMI 217
- Boudin – EI 26
- Platte – Vermilion Parish, LA





Rowan Mississippi – On location at Davy Jones Offset Appraisal Well

Ultra-Deep Prospects

- Davy Jones Offset Appraisal – SMI 234
- Blackbeard East – ST 144
- Lafitte – EI 223

Future Plans Include:

- Blackbeard West – Testing/Deepening/Offset
- John Paul Jones

Blueberry Hill Update

- Offset Appraisal Well Commenced Drilling in November 2009
- Drilled to Total Depth of 23,585' TVD in March 2010
- Well Did Not Confirm the Continuity of the Sands Seen in the ST#1, BP and ST#2 in 2009
- Information Has Been Incorporated into 3-D Seismic Interpretations of the Area
- Well to be Sidetracked to a Location Southwest of the Pay Sands Seen in 2009
- 1Q Results Included $4.6 MM in Exploration Expense for Cost Incurred Below 19,000' in the Offset Appraisal Well

MCMORAN EXPLORATION CO.

Hurricane Deep Update



B
NW
Flatrock
Hurricane Deep
JB Mountain
B'
SE
MMR #229
CVX #232
MMR #231
MMR #228
CVX #230
CVX #233
CVX #227
MMR #223
MMR #226
CVX #226ST
MMR #234
El Paso #220
MMR #218ST
MMR #219
0
5000
10000
15000
20000
25000
Lighthouse Point
Shallow Production
0.5 TCFE
Tiger Shoal Field
Shallow Production
3.4 TCFG
ROB-L
ROB-L
OPERC
OPERC
GYRO
GYRO
Salt
"Big Blue" Fault
5 Miles
Hydrocarbon Bearing Zone
Potential Gas Target
4/10

- **South Marsh Island 217 Sidetrack**
  - Well Encountered Underground Flow at 18,450' in Feb. 2010
  - Did Not Reach Primary Objectives
  - Well Has Been Abandoned
- **South Marsh Island 217 Redrill**
  - Expected to Commence in 2010
  - PTD: 21,750'
  - Insurance to Cover MMR 25% WI to 18,450'
  - Targeting Significant Gyro Sand Encountered in Hurricane Deep Well in 2007
  - Gross Unrisked Potential: 350 Bcfe

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

MCMORAN EXPLORATION CO.

Ultra-Deep Focus Areas on the Shelf of Gulf of Mexico

Generated 15 Prospects on Large Structures on Shelf with Ties to the Deepwater.



Play Location Map
Fold Belt, Sub-Salt, & Treasure Island
MMR Ultra-Deep Focus Areas Wilcox/Tuscaloosa
MMR Ultra-Deep Focus Areas Miocene/Wilcox
Industry Data Points in Deepwater
MMR Wilcox/Tuscaloosa Play
MMR Miocene/Wilcox Play
Deepwater Lower/Middle Miocene Trend
Deepwater Eocene/Paleocene (Wilcox)
STATE
FEDERAL
Blueberry Hill
Flatrock
Davy Jones
Lafitte
Blackbeard West
Blackbeard East
Thunderhorse
Knotty Head
Tahiti
Maddog
Llano
Tiber
Kaskida
Cascade
Jack
McMoRan Acreage
McMoRan Sale 213 Apparent High Bid
4/10

Unrisked Potential for Ultra-Deep Focus Area: 30+ Tcfe Gross, 5+ Tcfe Net*

* Assumes McMoRan has rights to 20% NRI; actual WI & NRI are pending unitization and parties' participation on a per prospect basis

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

MCMORAN EXPLORATION CO.

Davy Jones – Major Ultra-Deep Discovery



Located in 20 Feet of Water

- MMR Paying 25.7% for 32.7% WI
- MMR NRI: 25.9%
- Re-entered Previously Abandoned Well Bore
- Spud Date: June 28, 2009
- Reached TD of 29,000′ in Feb. 2010
- Wireline Logs Indicated 200′ Net Pay in Multiple Zones in the Wilcox
- Production Liner Has Been Set
- Temporarily Abandoned Awaiting Completion Equipment


220
221
222
223
Davy Jones
SOUTH MARSH ISLAND N. ADDN
J'
232
231
230
229
McMoRan Davy Jones Discovery TA - Waiting On Completion Materials
233
234
235
236
McMoRan Drilling
J
Proposed Davy Jones Unit
246
245
244
243
1 Mile
4/10

Large Ultra-Deep Structure Encompassing 4 OCS Lease Blocks

Davy Jones Next Steps

- **Offset Appraisal Well**
  - **Spud on April 7, 2010 – Drilling Below 4,000′**
  - **Located 2½ Miles Southwest of Discovery**
  - **Will Test Similar Sections Up-dip and Deeper Potential, Possibly Cretaceous Section**
  - **Positive Results Would Support Existence of Continuity of Reservoir Sands**
- **Initiated Studies on Design for Completion**
- **Flow Test Required to Confirm Ultimate Hydrocarbon Flow Rates**
  - **Various Fast Track Alternatives to Flow Test Well are Being Evaluated**
  - **Timing of Flow Test Uncertain and Subject to a Number of Factors, But is Expected Within 12 to 18 Months**

Blackbeard East
Ultra-Deep Exploration Prospect




Blackbeard East - ST 144
Blackbeard West - ST 167/168
McMoRan
Blackbeard West #1BP2
TA
McMoRan
Blackbeard East #1
Drilling
McMoRan
Blackbeard W. Prop
SOUTH TIMBALIER
SHIP SHOAL
A
A'
164
112
111
110
109
108
187
141
142
143
145
188
168
167
166
165
164
211
169
170
171
173
BBE Unit
3/10

Located in 80 Feet of Water on South Timbalier Block 144, 9 Miles East of Blackbeard West

- MMR Paying 32.0% for 38.5% WI
- MMR NRI: 30.7%
- Spud Date: March 8, 2010
- PTD: 29,950'
- Drilled to 11,000'; Setting 16" Casing
- Targeting Miocene Objectives Below Salt Weld

Blackbeard East vs. Blackbeard West

- Targets Should be Present at a Shallower Depth than Blackbeard West Including Additional Miocene Section not seen in Blackbeard West
- Aerial Closure is Comparable to Blackbeard West
- Reservoir Temperatures and Pressures Expected to be Lower Than Blackbeard West

Central GOM Lease Sale 213

MMR Submitted Apparent High Bids on 17 of 19 Blocks


FLYING DUTCHMAN
ENGLAND
BLOOD & GUTS
EI 197
DRAKE
BARATARIA
BONNET
CAPTAIN BLOOD
HOOK
CALICO JACK
LAFITTE
FEDERAL
100'
Deep Gas Prospects
Ultra-Deep Prospects
McMoRan Acreage
McMoRan Sale 213 Apparent High Bid

- 67 companies made 642 total bids (+35% vs '09) on 468 tracts, which compares to March '09 when 56 companies made 476 bids on 348 tracts.
- Shallow water (<200m) bids were up 59% compared to the year-ago period.

2010 Outlook Summary

- **2010 Production Estimate**
  - **Annual Average 170 MMcfe/d**
  - **2Q10e – 170 MMcfe/d**

- **2010 Capital Expenditures Estimate – $240 MM**
  - **$170 MM in Exploration**
  - **$70 MM in Development**
  - **Spending to Continue to be Driven by Opportunities and Managed Based on Market Conditions and Participation by Partners**

- **Reclamation Cost Estimate:**
  - **~$100 MM in P&A Expenditures**
  - **$12.5 MM P&A Escrow**
  - **Entitled to Reimbursement Under Insurance Programs for Hurricane Related Claims**

e = estimate.

Cash Flow Sensitivities

2010e EBITDAX (1)

($ in millions)

EBITDAX Estimate Sensitivities

For Remaining 9 Months of 2010

+/-	$1/MMbtu Gas Price	$30
+/-	$5/bbl Oil Price	$10
+/-	10% Production Volume	$32



$235
$275
$315
-$1/MMbtu
-$5/Bbl
Forward
Pricing
+$1/MMbtu
+$5/Bbl

(1) Based on 2010 production estimate from existing fields and NYMEX forward curve pricing as of April 13, 2010 ($4.50/MMbtu and $86.50/bbl for remaining 9 months of 2010). Estimates include the projected impact of derivative contracts currently in place.

e = estimate.

Financial Policy

- Maintain Strong Balance Sheet & Liquidity to Enable Future Growth
- Capital Spending to be Driven by Opportunities
- Commit Capital to High Potential Opportunities While Maintaining Capital Discipline
- Manage Risk Through Partnering

Investment Summary

- Leading Gulf of Mexico Shelf Exploration & Production Company
- Focused Strategy – Create Value Through High Potential Exploration Drilling
- One of the Largest Acreage Holders on the Shelf
- Highly Experienced Geologic/Drilling/Operating Team
- 272 Bcfe of Proved Reserves at YE 2009
- Cash Balance of $268 MM at March 31, 2010
- Attractive Risk/Reward Profile
- Board/Executives Aligned with Shareholders – Collectively Own ~10% of Common Stock

Reconciliation of Non-GAAP Measure

EBITDAX is a financial measure commonly used in the oil and natural gas industry but is not a recognized accounting term under accounting principles generally accepted in the United States of America ("GAAP"). As defined by McMoRan, EBITDAX reflects the company's adjusted oil and gas operating income. "EBITDAX" is derived from net loss from continuing operations before other income, net, interest expense, net, income tax expense, Main Pass Energy Hub™ costs, exploration expenses, depletion, depreciation and amortization expense, stock-based compensation charged to general and administrative expense, change in fair value of oil & gas derivative contracts, hurricane-related charges included in production and delivery costs and insurance recoveries. EBITDAX should not be considered by itself or as a substitute for net income (loss), operating income (loss), cash flows from operating activities or any other measure of financial performance presented in accordance with GAAP, or as a measure of McMoRan's profitability or liquidity. Because EBITDAX excludes some, but not all, items that affect net income (loss), our computation of this non-GAAP financial measure may be different from similar presentations of other companies including other oil and gas companies in our industry. As a result, the EBITDAX data presented below may not be comparable to similarly titled measures of other companies. A reconciliation of net LOSS to EBITDAX for the first quarter ended March 31, 2010 is set forth below:

	1Q10 *($ in millions)*
Net loss applicable to common stock, as reported	$ (66)
Preferred dividends and inducement payments for early conversion of convertible preferred stock	13
Loss from discontinued operations	1
Loss from continuing operations, as reported	(52)
Other income, net	-
Interest expense, net	11
Income tax expense	-
Main Pass Energy Hub™ costs	-
Exploration expenses	12
Depreciation, depletion and amortization expense	108
Hurricane-related charges included in production and delivery costs	1
Stock-based compensation charge to general and administrative expenses	5
Insurance recoveries	-
Change in fair value of oil & gas derivative contracts	-
EBITDAX	$ 85

McMoRan

McMoRan Exploration Co.

Reference Slides – Geologic Maps of Prospective Area

DEEPER HORIZONS

MMR
LISTED
NYSE

www.mcmoran.com

Blueberry Hill Deep Gas Prospect


214
299
8
SOUTH MARSH ISLAND N. ADDN
EUGENE ISLAND
BLUEBERRY HILL
225
300
ST #1
BP
ST #2 T&A
Original Well Drilled 2005
Possible Disturbed Zone
9
W
E
Shale
#9 ST Proposed
#9 T&A
227
226
SL 340
OCS-310
1 Mile
25
4/10

Cross Section of Blueberry Hill Sidetrack


WEST
EAST
MMR Prop. #9 ST
MMR #9 (BBH #2)
18000
19000
20000
21000
22000
23000
24000
25000
Violet Flt.
Possible Disturbed Zone
Pay Zones in ST1, BP, & ST2
SHALE
BBH #9 TD 23585' TVD
BBH Prop. #9 ST TD 24000' TVD
Big Green

MCMORAN EXPLORATION CO.

Flatrock Major Discovery



~147 Bcfe of Gross Production To Date

Flatrock Ryder Scott
Proved Reserves at 12/31/09



Producing
30%
Undeveloped
10%
Non-producing
60%

258 Bcfe Gross
48 Bcfe Net

NOTE: McMoRan owns a 25% Working Interest and an 18.8% Net Revenue Interest on #1 - #5; Net Revenue Interest for #6 well is 17.7%.



211
212
213
B
FLATROCK
Flatrock #229(2)
• 8 stacked pay sands
• 289 net feet of pay
• 114 MMcfe/d test rate
• Online July 6, 2008 in Rob-L
ROB L
#229
Flatrock #231 (4)
• 2 stacked pay sands
• 116 net feet of pay
• 124 MMcfe/d test rate
• Online Nov. 19 2008
#232
#228
Flatrock #232 (5)
• 8 stacked pay sands
• 155 net feet of pay
• Online July 6, 2009
Flatrock #228 (1)
• 8 stacked pay sands
• 260 net feet of pay
• Online Jan. 28, 2008 in Operc
OPERC
#230
Flatrock #230 (3)
• 8 stacked pay sands
• 256 net feet of pay
• Online July 31, 2008
217
216
#233
Flatrock #233 (6)
• 2 stacked pay sands
• 40 net feet of pay
• Online June 2, 2009
#227
GYRO
#225
#223
HURRICANE DEEP
HURRICANE
#223, #227 - Rob L Producing
#225 - Reviewing S/T Options
Hurricane Deep #226
2007 DISCOVERY
Hurricane Deep #226 ST1
T.A.
#220
Hurricane Deep # 234
Proposed Redrill
221
222
223
Discovery
Productive
Drilling or T.A.
Proposed
1 Mile
#218
B'
4/10

Located on OCS 310 at
South Marsh Island Block 212/217
in 10 Feet of Water

6 Successful Wells Drilled to Date

Rob-L, Operc, and Gyro Mini Basin



ROB-L, OPERC & GYRO MINI BASIN SAND RICH
1200'+ Sd
2115'+ Sd
350'+ Sd
FLATROCK
HURRICANE
J.B. MTN.
BLUEBERRY HILL
900'+ Sd
950'+ Sd
900'+ Sd
J.B. MTN. DEEP
BLUEBERRY HILL SOUTHEAST
BLUEBERRY HILL SOUTH
BOUDIN
AMMAZZO
FLYING DUTCHMAN

Boudin
Deep Gas Exploration Prospect



Located in 20 feet of water


239
25
24
Boudin
26
27
McMoRan Proposed
240
EUGENE ISLAND
47
46
SOUTH MARSH ISLAND N. ADDN
1 Mile
3/10

Eugene Island Block 26

- **PTD: 23,050'**
- **Target: Miocene Objectives**
- **Gross Unrisked Potential: 300 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Platte Deep Gas Exploration Prospect


16S2W
16S1W
Pecan Island Field
1.96 TCFE
Pecos Discovery
2006
PLATTE
17S2W
McMoRan
Prop. Loc.
17S1W
3
4
ONE MILE
4/10

Located in 10 feet of water

Vermilion Parish, LA

- **MMR WI: 50%**
- **MMR NRI: 36%**
- **PTD: 18,700'**
- **Target: Marg-A**
- **Gross Unrisked Potential: 150 Bcfe**

NOTE: We use certain phrases and terms in this presentation, such as "gross and net unrisked potential," which the SEC's guidelines strictly prohibit us from including in filings with the SEC. See Cautionary Statement.

Conceptual Model - Ultra-Deep Play

McMoRan Broadly Recognized as Industry Leader in This New Exploration Frontier


N
Regional Conceptual Model - Ultra-Deep Play
S
ONSHORE to SHELF to DEEPWATER
False River
JP Jones
Flatrock
Davy Jones
Blackbeard / Lafitte
Shenandoah
Kaskida / Tiber
Tahiti / Maddog
Jack / Cascade
Onshore
La State
GOM OCS
Shelf
Deepwater
SHELF
DEEPWATER
UPPER MIOCENE
MIDDLE MIOCENE
PLIO-PLEISTOCENE
UPPER MIOCENE
SALT
PLIO-PLEISTOCENE
OLIGOCENE
EOCENE/PALEOCENE
UPPER CRETACEOUS
(Wilcox)
(TUSCALOOSA)
MIDDLE MIOCENE
LOWER MIOCENE
OLIGOCENE
UPPER MIOCENE
MIDDLE MIOCENE
LOWER MIOCENE
EOCENE/PALEOCENE
35,000'
MESOZOIC
EOCENE / PALEOCENE (Wilcox)
MESOZOIC

Data received to date from Davy Jones/Blackbeard West confirm McMoRan's original geologic modeling, which correlates the objective sections on the Shelf below the salt weld in the Miocene and older age sections to those productive sections seen in deepwater discoveries by other industry participants.

Davy Jones / Blackbeard Distances to Deepwater Discoveries


Davy Jones to Blackbeard
100 mi.
Blackbeard to Thunderhorse
135 mi.
Blackbeard to Knotty Head
125 mi.
Davy Jones to Tiber
185 mi.
Davy Jones to Kaskida
185 mi.
Davy Jones to Jack
220 mi.
Davy Jones to Cascade
200 mi.
Thunderhorse
Knotty Head
Tiber
Kaskida
Cascade
Jack
100'
650'
3/10

Davy Jones & Blackbeard Cross Sections

Regional Cross Section - Subsalt Miocene Play
South Marsh Island to South Timbalier


SW
South Marsh Island Area
NE
Appraisal Well
Davy Jones
2 Miles
Plio-Pleistocene
Upper Miocene
Middle Miocene
Salt Weld
Elizabeth Well
Original TD 19,958' MD (In Salt)
Oligocene
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
PTD -29,950' MD/TVD
(Tuscaloosa)
Mesozoic
96.6 Miles
-10,000'
-20,000'
-30,000'
-40,000'
NW
South Timbalier Area
SE
Blackbeard West
Pleistocene / Pliocene
Upper Miocene
Salt Weld
Rubble / Mineralized Zone
Drilled
Section
3,450'
30,000' - 32,000'
3 Pay Zones
Middle Miocene
Lower Miocene
PTD -35,000' MD
Oligocene
Eocene / Paleocene
(Wilcox)
Upper Cretaceous
Mesozoic

MCMORAN EXPLORATION CO.

Cross Section Lafitte/ Blackbeard West/Blackbeard East



Regional Cross Section - Subsalt Play
Eugene Island to South Timbalier
Eugene Island Area
Lafitte Prospect
North
South
Upper Miocene
Salt Weld
Rubble / Mineralized Zone
Middle Miocene
±8,000' Potential Section
Salt
Lower Miocene
Oligocene
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Mesozoic
-10,000'
-20,000'
-30,000'
-40,000'
69 Miles
A
South Timbalier Area
A'
Blackbeard West
Blackbeard East
West
East
10 Miles
Pleistocene / Pliocene
Upper Miocene
Salt
Salt
Salt Weld
Rubble / Mineralized Zone
Middle Miocene
Potential ±8,055' Section
Drilled Section 3,450'
30,000' - 32,000' 3 Pay Zones
PTD -35,000' MD
Lower Miocene
Oligocene
Eocene / Paleocene (Wilcox)
Upper Cretaceous
Upper Cretaceous
Mesozoic